Exhibit 99.1

JOINT FILING AGREEMENT

PURSUANT TO RULE 13d-1(k)(1)

THIS JOINT FILING AGREEMENT is entered into as of February 9, 2023, by and among the parties hereto. The undersigned hereby agree that the Statement on Schedule 13D with respect to the shares of Class A Common Stock, par value $0.0001, of Greenidge Generation Holdings Inc. and any amendment thereafter signed by each of the undersigned shall be (unless otherwise determined by the undersigned) filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This Joint Filing Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

Dated: February 9, 2023	ACR Capital Resources (A9) LP

By: Atlas Capital GP LP, its general partner

By: Atlas Capital Resources GP LLC, its general partner

	By:	/s/ Timothy J. Fazio
	Name:	Timothy J. Fazio
	Title:	Managing Partner

Dated: February 9, 2023	Atlas Capital Resources (A9-Parallel) LP

By: Atlas Capital GP LP, its general partner By: Atlas Capital Resources GP LLC, its general partner

	By:	/s/ Timothy J. Fazio
	Name:	Timothy J. Fazio
	Title:	Managing Partner

Dated: February 9, 2023	Atlas Capital Resources (P) LP

By: Atlas Capital GP LP, its general partner
By: Atlas Capital Resources GP LLC, its general partner

	By:	/s/ Timothy J. Fazio
	Name:	Timothy J. Fazio
	Title:	Managing Partner

Dated: February 9, 2023	GGH Bridge Investment LP

By: Atlas Capital GP LP, its general partner

By: Atlas Capital Resources GP LLC, its general partner

	By:	/s/ Timothy J. Fazio
	Name:	Timothy J. Fazio
	Title:	Managing Partner

Dated: February 9, 2023	Atlas Capital GP LP

By: Atlas Capital Resources GP LLC, its general partner

	By:	/s/ Timothy J. Fazio
	Name:	Timothy J. Fazio
	Title:	Managing Partner

Dated: February 9, 2023	Atlas Capital Resources GP LLC

	By:	/s/ Timothy J. Fazio
	Name:	Timothy J. Fazio
	Title:	Managing Partner

Dated: February 9, 2023	/s/ Andrew M. Bursky
Andrew M. Bursky

Dated: February 9, 2023	/s/ Timothy J. Fazio
Timothy J. Fazio

SCHEDULE I

Atlas Capital Resources GP LLC

Name and Position of Officer or Director	Principal Business Address	Principal Occupation or Employment	Citizenship
Andrew M. Bursky	100 Northfield Street Greenwich, CT 06830	Managing Partner	United States

Timothy J. Fazio	100 Northfield Street Greenwich, CT 06830	Managing Partner	United States

Philip E. Schuch	100 Northfield Street Greenwich, CT 06830	Partner	United States

Edward J. Fletcher	100 Northfield Street Greenwich, CT 06830	Partner	United States